               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) December 15, 2003

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2003-A OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2003-B OWNER TRUST

             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

--------------------------------------------------------------------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

          On December 15, 2003,  Registrant made  available  the
          Monthly Servicer Certificates for the Period of November 2003
          for the specified Owner Trusts, which are attached as
          Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.

--------------------------------------------------------------------------------

                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2003-A OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2003-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  January 5, 2004                       By:/s/ PAUL E. MARTIN
-----------------------                             --------------------------
                                                    Paul E. Martin
                                                    Vice President & Controller
--------------------------------------------------------------------------------

                                 EXHIBIT INDEX

Exhibit No.    Description

   20.1        Navistar Financial 2000-A Owner Trust
               Monthly Servicer Certificate #46, dated December 15, 2003

   20.2        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate #38, dated December 15, 2003

   20.3        Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate #32, dated December 15, 2003

   20.4        Navistar Financial 2001-B Owner Trust
               Monthly Servicer Certificate #26, dated December 15, 2003

   20.5        Navistar Financial 2002-A Owner Trust
               Monthly Servicer Certificate #20, dated December 15, 2003

   20.6        Navistar Financial 2002-B Owner Trust
               Monthly Servicer Certificate #13, dated December 15, 2003

   20.7        Navistar Financial 2003-A Owner Trust
               Monthly Servicer Certificate #7, dated December 15, 2003

   20.8        Navistar Financial 2003-B Owner Trust
               Monthly Servicer Certificate #2, dated December 15, 2003

================================================================================

                            EXHIBIT 20.1

               Navistar Financial 2000 - A Owner Trust
                   For the Month of November, 2003
               Distribution Date of December 15, 2003
                      Servicer Certificate #46

Original Pool Amount                                         $380,843,908.73
Subsequent Receivables (transferred 3/13/00)                  $74,413,256.03
Subsequent Receivables (transferred 3/20/00)                  $19,742,835.24

Beginning Pool Balance                                        $47,108,746.89
Beginning Pool Factor                                              0.0991763

Principal and Interest Collections:
    Principal Collected (Incl Servicer Adv Repay               $6,943,713.19
    Interest Collected                                           $339,961.13

Additional Deposits:
    Repurchase Amounts                                                 $0.00
    Final repurchase of Receivables                           $43,695,698.38
    Liquidation Proceeds/Recoveries                               $51,538.66
Total Additional Deposits                                         $51,538.66

Repos/Chargeoffs                                                  $60,588.43
Aggregate Number of Notes Charged Off                                     54

Total Available Funds                                         $51,030,911.36

Ending Pool Balance                                                   ($0.00)
Ending Pool Factor                                                 0.0000000

Servicing Fee                                                     $39,257.29

Repayment of Servicer Advances                                         $0.00

Memo Item - Reserve Account
    Prior Month Balance                                        $9,500,000.00
    Invest. Income                                                 $8,322.20
    Excess Serv.                                               $3,594,226.05
    Transfer (to)/from Collections Account                             $0.00
    Beginning Balance                                         $13,102,548.25

Reserve Account:
    Beginning Balance  (see Memo Item)                        $13,102,548.25
    Target Percentage                                                   5.50%
    Target Balance                                                     $0.00
    Minimum Balance                                                    $0.00
    (Release)/Deposit                                        ($13,102,548.25)
    Ending Balance                                                     $0.00

Current Weighted Average APR:                                          8.834%
Current Weighted Average Remaining Term (months):                      15.35

Delinquencies                                          Dollars  Notes
    Installments:                          1 - 30 days     802,096.62   583
                                           31 - 60 days    149,935.08   127
                                           60+  days       135,841.10    27

    Total:                                               1,087,872.80   600

    Balances:                              60+  days       312,676.80    27

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2000 - A Owner Trust
For the Month of November, 2003
                                                                           NOTES

                                      TOTAL       CLASS A - 1      CLASS A - 2      CLASS A - 3     CLASS A - 4    CLASS B NOTES
Original Pool Amount          $475,000,000.00  $84,000,000.00  $142,000,000.00  $110,000,000.00  $121,187,500.00  $17,812,500.00
Distributions:
    Distribution Percentages                             0.00%            0.00%            0.00%           96.25%           3.75%
    Coupon                                             6.0800%          6.8200%          7.2000%          7.3400%         7.4700%

Beginning Pool Balance         $47,108,746.89
Ending Pool Balance                    ($0.00)

Collected Principal            $50,639,411.57
Collected Interest                $339,961.13
Charge - Offs                      $60,588.43
Liquidation Proceeds/Recoveries    $51,538.66
Servicing                          $39,257.29
Cash Transfer from Reserve Acct         $0.00
Ttl Collections Avail for
    Debt Service               $50,991,654.07

Beginning Balance              $47,108,746.89           $0.00            $0.00            $0.00    $42,192,168.89  $4,916,578.00

Interest Due                      $288,681.13           $0.00            $0.00            $0.00       $258,075.43     $30,605.70
Interest Paid                     $288,681.13           $0.00            $0.00            $0.00       $258,075.43     $30,605.70
Principal Due                  $47,108,746.89           $0.00            $0.00            $0.00    $42,192,168.89  $4,916,578.00
Principal Paid                 $47,108,746.89           $0.00            $0.00            $0.00    $42,192,168.89  $4,916,578.00

Ending Balance                          $0.00           $0.00            $0.00            $0.00             $0.00          $0.00
Note/Certificate Pool Factor
(Ending Balance/Original Pool Amt)                     0.0000           0.0000           0.0000            0.0000         0.0000
Total Distributions            $47,397,428.02           $0.00            $0.00            $0.00    $42,450,244.32  $4,947,183.70

Interest Shortfall                      $0.00           $0.00            $0.00            $0.00             $0.00          $0.00
Principal Shortfall                     $0.00           $0.00            $0.00            $0.00             $0.00          $0.00
    Total Shortfall                     $0.00           $0.00            $0.00            $0.00             $0.00          $0.00
     (required from Reserve)
Excess Servicing                $3,594,226.05
    (see Memo Item-Reserve Acct)

Beginning Reserve Acct Balance $13,102,548.25
(Release)/Draw                ($13,102,548.25)
Ending Reserve Acct Balance             $0.00

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A notes are repaid in full, then 100% to Class B notes.
2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest based off 6 days, from  3/9-3/15.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
---------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month   $60,175.34
 Total Outstanding Servicer Advances $11,011,974.84
---------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2000 - A Owner Trust
For the Month of November, 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                               5               4              3               2              1
                                          Jul-03          Aug-03         Sep-03          Oct-03         Nov-03

Beginning Pool Balance             $66,881,322.63 $63,137,587.40 $58,362,232.87  $54,506,833.72 $47,108,746.89

A) Loss Trigger:
Principal of Contracts Charged Off   $142,417.48           $0.00     $30,064.00      $15,397.16    $ 60,588.43
Recoveries                           $356,631.72      $99,687.51     $50,453.01     $192,791.12    $ 51,538.66

Total Charged Off (Months 5,4,3)     $172,481.48
Total Recoveries (Months 3,2,1)      $294,782.79
Net Loss/(Recoveries) for 3 Mos     ($122,301.31)(a)

Total Balance (Months 5,4,3)     $188,381,142.90(b)

Loss Ratio Annualized [(a/b)*(12)]      -0.7791%

Trigger: Is Ratio > 1.5%                      No

                                                                         Sep-03          Oct-03        Nov-03
B) Delinquency Trigger:
    Balance delinquency 60+ days                                  $1,095,736.15     $335,102.96   $312,676.80
    As % of Beginning Pool Balance                                      1.87747%        0.61479%      0.66373%
    Three Month Average                                                 1.08474%        1.07726%      1.05200%
Trigger: Is Average > 2.0%                    No

C) Noteholders Percent Trigger:           0.0000%
    Ending Reserve Account Balance
    not less than 1% of Initial Aggregate
    Receivables Balance
                                             Yes
Trigger: Is Minimum < 1.0%

====================================================================================================================================

                                EXHIBIT 20.2

                    Navistar Financial 2000 - B Owner Trust
                        For the Month of November, 2003
                    Distribution Date of December 15, 2003
                           Servicer Certificate #38

Original Pool Amount                                   $764,710,097.53

Beginning Pool Balance                                  $96,943,722.52
Beginning Pool Factor                                        0.1267719

Principal and Interest Collections:
    Principal Collected (Incl. Servicer Advance Repay)   $6,158,598.81
    Interest Collected                                     $815,001.24

Additional Deposits:
    Repurchase Amounts                                           $0.00
    Liquidation Proceeds/Recoveries                        $231,014.56
Total Additional Deposits                                  $231,014.56

Repos/Chargeoffs                                           $135,727.64
Aggregate Number of Notes Charged Off                              169

Total Available Funds                                    $7,204,614.61

Ending Pool Balance                                     $90,649,396.07
Ending Pool Factor                                           0.1185409

Servicing Fee                                               $80,786.44

Repayment of Servicer Advances                                   $0.00

Memo Item - Reserve Account
    Prior Month Balance                                 $15,294,201.95
    Invest. Income                                          $12,533.88
    Excess Serv.                                           $279,918.48
    Transfer (to)/from Collections Account                       $0.00
    Beginning Balance                                   $15,586,654.31

Reserve Account:
    Beginning Balance  (see Memo Item)                  $15,586,654.31
    Target Percentage                                             5.50%
    Target Balance                                       $4,985,716.78
    Minimum Balance                                     $15,294,201.95
    (Release)/Deposit                                     ($292,452.36)
    Ending Balance                                      $15,294,201.95

Current Weighted Average APR:                                    9.728%
Current Weighted Average Remaining Term (months):                19.05

Delinquencies                                                Dollars      Notes
    Installments:                  1 - 30 days          1,355,863.96      1,164
                                   31 - 60 days           353,732.83        287
                                   60+  days              247,559.40         68

    Total:                                              1,957,156.19      1,185

    Balances:                      60+  days            1,298,701.09         68

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2000 - B Owner Trust
For the Month of November, 2003

                                           TOTAL     CLASS A - 1      CLASS A - 2      CLASS A - 3      CLASS A - 4   CLASS B NOTES
Original Pool Amount             $764,710,097.53 $140,000,000.00  $232,400,000.00  $184,900,000.00  $178,733,000.00  $28,677,097.53
Distributions:
     Distribution Percentages                               0.00%           0.00%             0.00%           96.25%           3.75%
     Coupon                                               6.7300%         6.6600%           6.6700%          6.7800%         7.0300%

Beginning Pool Balance            $96,943,722.52
Ending Pool Balance               $90,649,396.07

Collected Principal                $6,158,598.81
Collected Interest                   $815,001.24
Charge - Offs                        $135,727.64
Liquidation Proceeds/Recoveries      $231,014.56
Servicing                             $80,786.44
Cash Transfer from Reserve Account         $0.00
Total Collections Avail for Debt
    Service                        $7,123,828.17

Beginning Balance                 $96,943,722.55           $0.00           $0.00            $0.00    $88,057,864.07   $8,885,858.48

Interest Due                         $549,583.25           $0.00           $0.00            $0.00       $497,526.93      $52,056.32
Interest Paid                        $549,583.25           $0.00           $0.00            $0.00       $497,526.93      $52,056.32
Principal Due                      $6,294,326.45           $0.00           $0.00            $0.00     $6,058,289.21     $236,037.24
Principal Paid                     $6,294,326.45           $0.00           $0.00            $0.00     $6,058,289.21     $236,037.24

Ending Balance                    $90,649,396.10           $0.00           $0.00            $0.00    $81,999,574.86   $8,649,821.24
Note/Certificate Pool Factor
(Ending Balance/Original Pool Amt)                        0.0000          0.0000           0.0000            0.4588          0.3016
Total Distributions                $6,843,909.70           $0.00           $0.00            $0.00     $6,555,816.14     $288,093.56

Interest Shortfall                         $0.00           $0.00           $0.00            $0.00             $0.00           $0.00
Principal Shortfall                        $0.00           $0.00           $0.00            $0.00             $0.00           $0.00
     Total Shortfall                       $0.00           $0.00           $0.00            $0.00             $0.00           $0.00
        (required from Reserve)
Excess Servicing                     $279,918.48
     (see Memo Item - Reserve Acct)

Beginning Reserve Acct Balance    $15,586,654.31
(Release)/Draw                      ($292,452.36)
Ending Reserve Acct Balance       $15,294,201.95

1 Principal distributions will be paid in the following priority:  First 100% to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A notes are repaid in full, then 100% to Class B notes.
2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30 month.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month   $416,988.39
 Total Outstanding Servicer Advances $15,076,695.98
------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2000 - B Owner Trust
For the Month of November, 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                         5                  4                 3                2                 1
                                                    Jul-03             Aug-03            Sep-03           Oct-03            Nov-03

Beginning Pool Balance                     $127,023,774.57    $119,726,225.32   $111,200,103.19  $103,543,938.70    $96,943,722.52

A) Loss Trigger:
Principal of Contracts Charged Off             $209,749.02        $130,859.65       $136,390.22      $286,395.71       $135,727.64
Recoveries                                   $1,108,326.90        $522,852.95       $407,195.29      $602,751.34       $231,014.56

Total Charged Off (Months 5,4,3)               $476,998.89
Total Recoveries (Months 3,2,1)              $1,240,961.19
Net Loss/(Recoveries) for 3 Mos               ($763,962.30)(a)

Total Balance (Months 5,4,3)               $357,950,103.08 (b)

Loss Ratio Annualized [(a/b)*(12)]                 -2.5611%

Trigger: Is Ratio > 1.5%                                No

                                                                                       Sep-03             Oct-03            Nov-03
B) Delinquency Trigger:
     Balance delinquency 60+ days                                                 $1,791,281.61    $1,109,882.99     $1,298,701.09
     As % of Beginning Pool Balance                                                     1.61086%         1.07190%          1.33964%
     Three Month Average                                                                 1.2074%          1.2541%          1.34080%

Trigger: Is Average > 2.0%                               No

C) Noteholders Percent Trigger:                     2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger: Is Minimum < 1.0%                               No

====================================================================================================================================

                                    EXHIBIT 20.3

                        Navistar Financial 2001 - A Owner Trust
                            For the Month of November 2003
                        Distribution Date of December 15, 2003
                               Servicer Certificate #32

Original Pool Amount                                          $257,155,638.25
Subsequent Receivables (transferred 4/30/01)                   $53,340,411.35
Subsequent Receivables (transferred 5/30/01 )                  $67,396,152.49
Subsequent Receivables (transferred 6/28/01)                   $22,107,022.10
Beginning Pool Balance                                         $94,715,946.81
Beginning Pool Factor                                               0.2367903

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)         $4,603,492.71
     Interest Collected                                           $754,807.68
     Mandatory Prepayments
Additional Deposits:
     Repurchase Amounts                                                 $0.00

     Liquidation Proceeds / Recoveries                             $78,088.82
Total Additional Deposits                                          $78,088.82

Repos / Chargeoffs                                                $104,530.74
Aggregate Number of Notes Charged Off                                     114

Total Available Funds                                           $5,436,389.21

Ending Pool Balance                                            $90,007,923.36
Ending Pool Factor                                                  0.2250202

Servicing Fee                                                      $78,929.96

Repayment of Servicer Advances                                          $0.00

Memo Item - Reserve Account
     Prior Month Balance                                        $7,999,984.48
     Invest. Income                                                 $5,875.33
     Excess Serv.                                                 $220,628.66
     Transfer (to)/from Collections Account                             $0.00
     Beginning Balance                                          $8,226,488.47

Reserve Account:

     Beginning Balance  (see Memo Item)                         $8,226,488.47
     Target Percentage                                                  5.50%
     Target Balance                                             $4,950,435.78
     Minimum Balance                                            $7,999,984.48
     (Release) / Deposit                                         ($226,503.99)
     Ending Balance                                             $7,999,984.48

Current Weighted Average APR:                                          9.421%

Current Weighted Average Remaining Term (months):                       24.26

Delinquencies

                                                                      Dollars     Notes
     Installments:                                 1 - 30 days   1,050,225.62     1,004
                                                  31 - 60 days     248,244.63       248
                                                  60+  days        113,866.06        69

     Total:                                                      1,412,336.31     1,020

     Balances:                                    60+  days      1,049,257.58        69

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2001 - A Owner Trust
For the Month of November 2003

                                                                               NOTES

                                               TOTAL    CLASS A - 1      CLASS A - 2     CLASS A - 3    CLASS A - 4   CLASS B NOTES
Original Pool Amount                 $400,000,000.00 $72,500,000.00  $118,000,000.00 $100,000,000.00 $92,500,000.00  $17,000,000.00
Distributions:
     Distribution Percentages  1                               0.00%            0.00%           0.00%         95.75%           4.25%
     Coupon                                                  4.2900%          4.4700%         4.9900%        5.4200%         5.5900%

Beginning Pool Balance                $94,715,946.81
Ending Pool Balance                   $90,007,923.36

Collected Principal                    $4,603,492.71
Collected Interest                       $754,807.68
Charge - Offs                            $104,530.74
Liquidation Proceeds / Recoveries         $78,088.82
Servicing                                 $78,929.96
Cash Transfer from Pre-Funding Acct.
Cash Transfer from Reserve Account             $0.00
Total Collections Avail for Debt Svc   $5,357,459.25

Beginning Balance                     $94,715,946.82          $0.00            $0.00           $0.00 $87,609,269.07   $7,106,677.75

Interest Due 2                           $428,807.14          $0.00            $0.00           $0.00    $395,701.87      $33,105.27
Interest Paid                            $428,807.14          $0.00            $0.00           $0.00    $395,701.87      $33,105.27
Principal Due                          $4,708,023.45          $0.00            $0.00           $0.00  $4,507,932.45     $200,091.00
Mandatory Prepayments Class A-1 only
Principal Paid                         $4,708,023.45          $0.00            $0.00           $0.00  $4,507,932.45     $200,091.00

Ending Balance                        $90,007,923.37          $0.00            $0.00           $0.00 $83,101,336.62   $6,906,586.75
Note/Certificate Pool Factor (Ending
     Balance/Original Pool Amount)                           0.0000           0.0000          0.0000         0.8984          0.4063

Total Distributions                    $5,136,830.59          $0.00            $0.00           $0.00  $4,903,634.32     $233,196.27

Interest Shortfall                             $0.00          $0.00            $0.00           $0.00          $0.00           $0.00
Principal Shortfall                            $0.00          $0.00            $0.00           $0.00          $0.00           $0.00
             Total Shortfall                   $0.00          $0.00            $0.00           $0.00          $0.00           $0.00
Excess Servicing                         $220,628.66
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance         $8,226,488.47
(Release) / Draw                        ($226,503.99)
Ending Reserve Acct Balance            $7,999,984.48

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 95.75% applied sequentially to Class A notes and 4.25% to Class B notes until all Class A notes are repaid in full, then 100% to Class B notes.
2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest for first settlement based off 18 days, from 4/27/01-5/15/01.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
-----------------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month   $456,414.41
 Total Outstanding Servicer Advances $6,778,685.29
-----------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2001 - A Owner Trust
For the Month of November 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                           5                 4                 3                 2               1
                                                      Jul-03            Aug-03            Sep-03            Oct-03          Nov-03

Beginning Pool Balance                       $121,558,662.38   $114,210,984.38   $107,310,294.11   $102,055,650.76   $94,715,946.81

A) Loss Trigger:
Principal of Contracts Charged Off               $856,813.86       $134,503.10        $57,568.84       $255,104.19      $104,530.74
Recoveries                                       $866,991.85       $290,421.03       $352,135.14       $809,527.24       $78,088.82

Total Charged Off (Months 5,4,3)               $1,048,885.80
Total Recoveries (Months 3,2,1)                $1,239,751.20
Net Loss/(Recoveries) for 3 Mos                 ($190,865.40)(a)

Total Balance (Months 5,4,3)                 $343,079,940.87 (b)

Loss Ratio Annualized [(a/b)*(12)]                  -0.6676%

Trigger: Is Ratio > 1.5%                                  No

                                                                                          Sep-03           Oct-03            Nov-03
B) Delinquency Trigger:
     Balance delinquency 60+ days                                                    $922,338.22      $863,814.35     $1,049,257.58
     As % of Beginning Pool Balance                                                      0.85951%         0.84642%          1.10779%
     Three Month Average                                                                 0.75823%         0.80109%          0.93790%

Trigger: Is Average > 2.0%                                No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                             2.0000%

Trigger: Is Minimum < 1.0%                                No

====================================================================================================================================

                                     EXHIBIT 20.4

                       Navistar Financial 2001 - B Owner Trust
                            For the Month of November 2003
                        Distribution Date of December 15, 2003
                               Servicer Certificate #26

Original Pool Amount                                         $292,329,093.98
Subsequent Receivables (transferred 11/01/01)                 $59,897,861.72
Subsequent Receivables (transferred 12/10/01)                $117,139,017.24
Subsequent Receivables (transferred 1/14/02)                  $30,633,447.04
Beginning Pool Balance                                       $180,027,386.78
Beginning Pool Factor                                              0.3600552

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)        $7,800,470.41
     Interest Collected                                        $1,216,397.82
     Mandatory Prepayments
Additional Deposits:
     Repurchase Amounts                                                $0.00

     Liquidation Proceeds / Recoveries                            $91,211.47
Total Additional Deposits                                         $91,211.47

Repos / Chargeoffs                                                $95,347.52
Aggregate Number of Notes Charged Off                                    123

Total Available Funds                                          $9,108,079.70

Ending Pool Balance                                          $172,131,568.85
Ending Pool Factor                                                 0.3442635

Servicing Fee                                                    $150,022.82

Repayment of Servicer Advances                                         $0.00

Memo Item - Reserve Account
     Prior Month Balance                                       $9,999,988.40
     Invest. Income                                               $10,096.95
     Excess Serv.                                                $462,098.37
     Transfer (to) Collections Acct                                    $0.00
     Beginning Balance                                        $10,472,183.72

Reserve Account:
     Beginning Balance  (see Memo Item)                       $10,472,183.72
     Target Percentage                                                 5.50%
     Target Balance                                            $9,467,236.29
     Minimum Balance                                           $9,999,988.40
     (Release) / Deposit                                        ($472,195.32)
     Ending Balance                                            $9,999,988.40

Current Weighted Average APR:                                         8.288%
Current Weighted Average Remaining Term (months):                      30.00

Delinquencies

                                                                      Dollars     Notes
     Installments:                                1 - 30 days    1,590,413.68     1,574
                                                 31 - 60 days      616,668.25       335
                                                 60+  days         161,556.83        82

     Total:                                                      2,368,638.76     1,611

     Balances:                                   60+  days       1,499,006.05        82

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2001 - B Owner Trust
For the Month of November 2003

                                                                         NOTES

                                               TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount                 $500,000,000.00 $79,638,000.00 $131,715,000.00 $179,000,000.00 $90,897,000.00 $18,750,000.00
Distributions:
     Distribution Percentages  1                              0.00%           0.00%          96.25%          0.00%          3.75%
     Coupon                                                 2.4400%         2.8300%         1.3700%        4.3700%        4.8300%

Beginning Pool Balance               $180,027,386.78
Ending Pool Balance                  $172,131,568.85

Collected Principal                    $7,800,470.41
Collected Interest                     $1,216,397.82
Charge - Offs                             $95,347.52
Liquidation Proceeds / Recoveries         $91,211.47
Swap Payments to/(from)Trust            ($145,333.18)
Servicing                                $150,022.82
Investment Earnings from Pre-Funding Acct.     $0.00
Negative Carry Amount                          $0.00
Cash Transfer from Pre-Funding Acct.           $0.00
Cash Transfer from Reserve Account             $0.00
Total Collections Avail for Debt
   Service                             $8,812,723.70

Beginning Balance                    $180,027,386.78          $0.00           $0.00  $79,392,934.78 $90,897,000.00  $9,737,452.00

Interest Due 2                           $454,807.40          $0.00           $0.00      $84,597.58    $331,016.58     $39,193.24
Interest Paid                            $454,807.40          $0.00           $0.00      $84,597.58    $331,016.58     $39,193.24
Principal Due                          $7,895,817.93          $0.00           $0.00   $7,599,724.76          $0.00    $296,093.17
Mandatory Prepayments Class A-1 only           $0.00          $0.00
Principal Paid                         $7,895,817.93          $0.00           $0.00   $7,599,724.76          $0.00    $296,093.17

Ending Balance                       $172,131,568.85          $0.00           $0.00  $71,793,210.02 $90,897,000.00  $9,441,358.83
Note/Certificate Pool Factor
    (Ending Balance/Original Pool Amt)                       0.0000          0.0000          0.4011         1.0000         0.5035
Total Distributions                    $8,350,625.33          $0.00           $0.00   $7,684,322.34    $331,016.58    $335,286.41

Interest Shortfall                             $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                            $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
     Total Shortfall                           $0.00          $0.00           $0.00           $0.00          $0.00          $0.00

Excess Servicing                         $462,098.37
     (see Memo Item-Reserve Acct)

     Beginning Reserve Acct Balance   $10,472,183.72
     (Release) / Draw                   ($472,195.32)
     Ending Reserve Acct Balance       $9,999,988.40

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 and Class A-3 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest for first settlement based off 14 days, from 11/01/01-11/15/01.  Class A-3 Interest
Interest based on One Month Libor +25bp.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
---------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month       $587,638.58
 Total Outstanding Servicer Advances $4,329,422.71
---------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2001 - B Owner Trust
For the Month of November 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                         5                  4                 3                2                 1
                                                    Jul-03             Aug-03            Sep-03           Oct-03            Nov-03

Beginning Pool Balance                     $230,287,476.27    $216,174,319.86   $205,622,300.10  $195,212,483.06   $180,027,386.78

A) Loss Trigger:
Principal of Contracts Charged Off             $677,567.06        $516,924.58       $384,532.76      $220,409.13        $95,347.52
Recoveries                                   $1,716,357.12        $572,447.22       $457,435.96      $912,805.56        $91,211.47

Total Charged Off (Months 5,4,3)             $1,579,024.40
Total Recoveries (Months 3,2,1)              $1,461,452.99
Net Loss/(Recoveries) for 3 Mos                $117,571.41 (a)

Total Balance (Months 5,4,3)               $652,084,096.23 (b)

Loss Ratio Annualized [(a/b)*(12)]                 0.2164%

Trigger: Is Ratio > 1.5%                                No

                                                                                        Sep-03             Oct-03          Nov-03
B) Delinquency Trigger:
     Balance delinquency 60+ days                                                $1,363,925.89        $889,855.32    $1,499,006.05
     As % of Beginning Pool Balance                                                    0.66332%           0.45584%         0.83265%
     Three Month Average                                                               0.58141%           0.52469%         0.65060%

Trigger: Is Average > 2.0%                              No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                           2.0000%

Trigger: Is Minimum < 1.0%                              No

====================================================================================================================================

                                       EXHIBIT 20.5

                        Navistar Financial 2002 - A Owner Trust
                             For the Month of November 2003
                         Distribution Date of December 15, 2003
                                Servicer Certificate #20

Original Pool Amount                                           $317,954,886.53
Subsequent Receivables (transferred 04/30/02)                   $69,994,775.15
Subsequent Receivables (transferred 05/31/02)                  $112,050,220.64
Subsequent Receivables (transferred 00/00/00)                            $0.00
Beginning Pool Balance                                         $234,882,052.22
Beginning Pool Factor                                                0.4697642

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)          $9,305,483.85
     Interest Collected                                          $1,419,451.80

Additional Deposits:
     Repurchase Amounts                                                  $0.00

     Liquidation Proceeds / Recoveries                             $187,631.06
Total Additional Deposits                                          $187,631.06

Repos / Chargeoffs                                                  $60,454.52
Aggregate Number of Notes Charged Off                                       79

Total Available Funds                                           $10,912,566.71

Ending Pool Balance                                            $225,516,113.85
Ending Pool Factor                                                   0.4510323

Servicing Fee                                                      $195,735.04

Repayment of Servicer Advances                                           $0.00

Memo Item - Reserve Account
     Prior Month Balance                                        $12,944,397.28
     Invest. Income                                                 $10,085.38
     Excess Serv.                                                  $473,952.68
     Transfer (to) Collections Account                                   $0.00
     Beginning Balance                                          $13,428,435.34

Reserve Account:
     Beginning Balance  (see Memo Item)                         $13,428,435.34
     Target Percentage                                                   5.50%
     Target Balance                                             $12,403,386.26
     Specified Yield Supplement Amount                                   $0.00
     Specified Yield Supplement Amount                              $25,884.41
     Specified Reserve Account Balance                          $12,429,270.67
     Minimum Balance                                             $9,999,997.65
     (Release) / Deposit                                          ($999,164.67)
     Ending Balance                                             $12,429,270.67

Current Weighted Average APR:                                           7.569%
Current Weighted Average Remaining Term (months):                        32.71

Delinquencies

                                                                       Dollars     Notes
     Installments:                               1 - 30 days     $1,710,683.86     1,838
                                                31 - 60 days       $431,656.02       321
                                                60+  days           $80,631.90        53

     Total:                                                      $2,222,971.78     1,853

     Balances:                                  60+  days          $959,433.41        53

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2002 - A Owner Trust
For the Month of November 2003

                                                                       NOTES

                                             TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                $500,000,000.00 $73,000,000.00 $182,000,000.00 $104,000,000.00 $121,000,000.00 $20,000,000.00
Distributions:
     Distribution Percentages  1                             0.00%           0.00%          96.00%           0.00%          4.00%
     Coupon                                                1.9600%         3.0700%         4.0900%         4.7600%        4.9500%

Beginning Pool Balance              $234,882,052.22
Ending Pool Balance                 $225,516,113.85

Collected Principal                  $9,305,483.85
Collected Interest                   $1,419,451.80
Charge - Offs                           $60,454.52
Liquidation Proceeds / Recoveries      $187,631.06

Servicing                              $195,735.04
Investment Earnings from Pre-Funding Acct.   $0.00
Negative Carry Amount                        $0.00
Cash Transfer from Pre-Funding Acct.         $0.00
Cash Transfer from Reserve Account           $0.00
Ttl Collections Avail for Debt Svc  $10,716,831.67

Beginning Balance                   $234,882,052.22          $0.00           $0.00 $101,566,770.12 $121,000,000.00 $12,315,282.10

Interest Due 2                         $876,940.62           $0.00           $0.00     $346,173.41     $479,966.67     $50,800.54
Interest Paid                          $876,940.62           $0.00           $0.00     $346,173.41     $479,966.67     $50,800.54
Principal Due                        $9,365,938.37           $0.00           $0.00   $8,991,300.84           $0.00    $374,637.53
Mandatory Prepayments Class A-1 only         $0.00           $0.00
Principal Paid                       $9,365,938.37           $0.00           $0.00   $8,991,300.84           $0.00    $374,637.53

Ending Balance                      $225,516,113.85          $0.00           $0.00  $92,575,469.28 $121,000,000.00 $11,940,644.57
Note/Certificate Pool Factor
     (Ending Balance/Original Pool Amt)                     0.0000          0.0000          0.8901          1.0000         0.5970
Total Distributions                 $10,242,878.99           $0.00           $0.00   $9,337,474.25     $479,966.67    $425,438.07

Interest Shortfall                           $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                          $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                         $0.00           $0.00           $0.00           $0.00           $0.00          $0.00

Excess Servicing                       $473,952.68

     Beginning Reserve Acct Balance $13,428,435.34
     (Release) / Draw                 ($999,164.67)
     Ending Reserve Acct Balance    $12,429,270.67

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest for first settlement based off 15 days, from 04/30/02 to, but excluding, 5/15/02.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
--------------------------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month   $1,047,384.51
 Total Outstanding Servicer Advances $7,717,670.53
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2002 - A Owner Trust
For the Month of November 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                   5                   4                   3                  2                  1
                                              Jul-03              Aug-03              Sep-03             Oct-03             Nov-03

Beginning Pool Balance               $292,637,146.58     $279,195,585.43     $266,213,315.90    $253,598,957.58    $234,882,052.22

A) Loss Trigger:
Principal of Contracts Charged Off       $357,643.37         $423,853.40         $185,171.11        $213,083.57         $60,454.52
Recoveries                               $517,861.60         $446,368.49         $277,706.28        $604,052.29        $187,631.06

Total Charged Off (Months 5,4,3)         $966,667.88
Total Recoveries (Months 3,2,1)        $1,069,389.63
Net Loss/(Recoveries) for 3 Mos         ($102,721.75) (a)

Total Balance (Months 5,4,3)         $838,046,047.91  (b)

Loss Ratio Annualized [(a/b)*(12)]           -0.1471%

Trigger: Is Ratio > 1.5%                          No

                                                                                       Sep-03             Oct-03            Nov-03
B) Delinquency Trigger:
     Balance delinquency 60+ days                                                $1,003,445.85       $687,778.34       $959,433.41
     As % of Beginning Pool Balance                                                    0.37693%          0.27121%          0.40847%
     Three Month Average                                                               0.28650%          0.30791%          0.35220%

Trigger: Is Average > 2.0%                          No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                        2.4859%

Trigger: Is Minimum < 1.0%                       No

====================================================================================================================================

                                 EXHIBIT 20.6

                   Navistar Financial 2002 - B Owner Trust
                       For the Month of November 2003
                   Distribution Date of December 15, 2003
                         Servicer Certificate  #13

Original Pool Amount                                            $476,822,132.57
Subsequent Receivables (transferred 11/19/02)                   $141,557,526.95
Subsequent Receivables (transferred 12/18/02)                   $111,641,313.30
Subsequent Receivables (transferred 01/30/03)                    $94,264,588.13
Subsequent Receivables (transferred 02/18/03)                    $25,713,811.37
Beginning Pool Balance                                          $515,303,144.50
Beginning Pool Factor                                                 0.6062394

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)          $22,734,607.99
     Interest Collected                                           $3,217,991.57
     Mandatory Prepayments                                                $0.00
Additional Deposits:

     Repurchase Amounts                                                   $0.00

     Liquidation Proceeds/Recoveries                                $255,534.61
Total Additional Deposits                                           $255,534.61

Repos / Chargeoffs                                                  $326,364.64
Aggregate Number of Notes Charged Off                                       146

Total Available Funds                                            $26,208,134.17

Ending Pool Balance                                             $492,242,171.87
Ending Pool Factor                                                    0.5791089

Servicing Fee                                                       $429,419.29

Repayment of Servicer Advances                                            $0.00
--------------------------------------------------------------------------------
Memo Item - Reserve Account
     Prior Month Balance                                         $28,359,614.31
     Trans Base                                                           $0.00
     Trans Low/0%                                                         $0.00
     Invest. Income                                                  $21,855.34
     Excess Serv.                                                 $1,429,486.15
     Transfer (to)                                                        $0.00
                                                           ---------------------
     Collections Acct
     Beginning Balance                                           $29,810,955.80
--------------------------------------------------------------------------------
  Reserve Account:
     Beginning Balance  (see Memo Item)                          $29,810,955.80
     Target Percentage                                                    5.50%
     Target Balance                                              $27,073,319.45
     Specified Yield Supplement Amount                                $6,031.60
     Specified Yield Supplement Amount                                $4,238.34
     Specified Reserve Account Balance                           $27,083,589.39
     Minimum Balance                                             $16,999,987.45
     (Release) / Deposit                                         ($2,727,366.41)
     Ending Balance                                              $27,083,589.39

--------------------------------------------------------------------------------
Current Weighted Average APR:                                            7.630%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                         38.27
--------------------------------------------------------------------------------
Delinquencies                                                           Dollars    Notes
                                                           ---------------------  -------
     Installments:                          1 - 30 days            3,390,413.85    3,695
                                            31 - 60 days             673,710.73      510
                                            60+  days                343,608.96      138

     Total:                                                        4,407,733.54    3,724

     Balances:                              60+  days              3,381,563.99      138

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2002 - B Owner Trust
For the Month of November 2003

                                                                            NOTES
                                 TOTAL     CLASS A - 1     CLASS A - 2 CLASS A - 3a(3)   CLASS A - 3b    CLASS A - 4   CLASS B NOTES
Original Pool Amount   $850,000,000.00 $162,000,000.00 $230,000,000.00 $215,000,000.00 $25,000,000.00 $184,000,000.00 $34,000,000.00
Distributions:
   Distribution Percentages  1                   0.00%          96.00%           0.00%          0.00%           0.00%          4.00%
   Coupon                                      1.6200%         1.9200%         1.3700%        2.6400%         3.5200%        5.2700%

Beginning Pool Bal     $515,303,144.50
Ending Pool Bal        $492,242,171.87

Collected Princ         $22,734,607.99
Collected Interes        $3,217,991.57
Charge - Offs              $326,364.64
Liquidation Proceeds/
    Recoveries             $255,534.61
Swap Payments to/
    (from)Trust           ($242,711.11)
Servicing                  $429,419.29
Investment Earnings from
    Pre-Funding Acct             $0.00
Negative Carry Amount            $0.00
Cash Transfer from
    Pre-Funding Acct             $0.00
Cash Transfer from
    Reserve Acct                 $0.00
Ttl Collections Avail
    for Debt            $25,536,003.77

Beginning Balance      $515,303,144.50          $0.00  $64,211,018.72  $215,000,000.00 $25,000,000.00 $184,000,000.00 $27,092,125.78

Interest Due 2           $1,045,544.99          $0.00     $102,737.63      $229,094.44     $55,000.00     $539,733.33    $118,979.59
Interest Paid            $1,045,544.99          $0.00     $102,737.63      $229,094.44     $55,000.00     $539,733.33    $118,979.59
Principal Due           $23,060,972.63          $0.00  $22,138,533.72            $0.00          $0.00           $0.00    $922,438.91
Mandatory Prepayments Class
     A-1 only                    $0.00          $0.00
Principal Paid          $23,060,972.63          $0.00  $22,138,533.72            $0.00          $0.00           $0.00    $922,438.91

Ending Balance         $492,242,171.87          $0.00  $42,072,485.00  $215,000,000.00 $25,000,000.00 $184,000,000.00 $26,169,686.87
Note/Certificate Pool
   Factor(Ending Bal/Orig Pool Amt)            0.0000          0.1829           1.0000         1.0000          1.0000         0.7697
Total Distributions     $24,106,517.62          $0.00  $22,241,271.35      $229,094.44     $55,000.00     $539,733.33  $1,041,418.50

Interest Shortfall               $0.00          $0.00           $0.00            $0.00          $0.00           $0.00          $0.00
Principal Shortfall              $0.00          $0.00           $0.00            $0.00          $0.00           $0.00          $0.00
    Total Shortfall              $0.00          $0.00           $0.00            $0.00          $0.00           $0.00          $0.00

Excess Servicing
   (see Memo Item-
         Reserve Acct   $1,429,486.15

  Beginning Reserve
     Acct Bal          $29,810,955.80
  (Release)/Draw       ($2,727,366.41)
  Ending Reserve
     Acct Bal          $27,083,589.39

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 and Class A-3a Interest based on Actual Number of Days. Interest for first settlement based off 27 days, from
11/19/02-12/15/02 for Class A-3a and Class A-1 Class A-3 Interest based on One Month Libor +25bp.  Class A-2, A-3b, A-4, and
Class B Interest calculated on 26 days.
3 LIBOR was reset on 06/12/03 at 0.00%.  The Interest Rate on the Class A-3a Floating Rate Notes for the 7/15/03 Distribution Date
is 0.00%.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
---------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month   $275,938.18
 Total Outstanding Servicer Advances $5,001,997.79
---------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2002 - B Owner Trust
For the Month of November 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                             5                 4               3               2               1               0
                                          Jun-03           Jul-03          Aug-03          Sep-03          Oct-03          Nov-03

Remaining Gross Balance             $766,978,120.10  $724,056,309.83 $686,931,353.53 $653,935,925.05 $626,432,813.65 $580,238,623.30

A) Loss Trigger:
Principal of Contracts Charged Off    $1,407,116.38      $677,129.27     $824,556.39     $441,047.24     $356,355.28     $326,364.64
Recoveries                              $999,150.29    $1,633,438.50     $488,637.63     $545,762.33     $738,274.90     $255,534.61

Total Charged Off (Months 5,4,3)      $2,908,802.04
Total Recoveries (Months 3,2,1)       $1,772,674.86
                                    ----------------
Net Loss/(Recoveries) for 3 Mos       $1,136,127.18(a)

Total Balance (Months 5,4,3)      $2,177,965,783.46(b)

Loss Ratio Annualized [(a/b)*(12)]           0.6260%

Trigger: Is Ratio > 1.5%                         No

                                                                                        Sep-03          Oct-03          Nov-03
B) Delinquency Trigger:
     Balance delinquency 60+ days                                                 $2,634,490.09   $2,567,734.64   $3,381,563.99
     As % of Remaining Gross Balance                                                    0.40287%        0.40990%        0.58279%
     Three Month Average                                                                0.29458%        0.32931%        0.46518%

Trigger: Is Average > 2.0%                       No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance          3.1863%
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger: Is Minimum < 1.0%                       No

====================================================================================================================================

                                 EXHIBIT 20.7

                    Navistar Financial 2003 - A Owner Trust
                        For the Month of November 2003
                    Distribution Date of December 15, 2003
                          Servicer Certificate  #7

Original Pool Amount                                             $326,316,883.05
Subsequent Receivables (transferred 06/05/03)                     $67,372,775.52
Subsequent Receivables (transferred 07/07/03)                    $106,309,639.77
Subsequent Receivables (transferred xx/xx/xx)                              $0.00
Subsequent Receivables (transferred xx/xx/xx)                              $0.00
Beginning Pool Balance                                           $402,769,831.96
Beginning Pool Factor                                                  0.8055408

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $15,968,742.39
     Interest Collected                                            $2,315,419.28
     Mandatory Prepayments                                                 $0.00
Additional Deposits:

     Repurchase Amounts                                                    $0.00

     Liquidation Proceeds / Recoveries                               $250,609.12
Total Additional Deposits                                            $250,609.12

Repos / Chargeoffs                                                   $191,162.85
Aggregate Number of Notes Charged Off                                         53

Total Available Funds                                             $18,534,770.79

Ending Pool Balance                                              $386,609,926.72
Ending Pool Factor                                                     0.7732209

Servicing Fee                                                        $335,641.53

Repayment of Servicer Advances                                             $0.00
--------------------------------------------------------------------------------
Memo Item - Reserve Account
     Prior Month Balance                                          $22,219,532.73
     Trans Base                                                            $0.00
     Trans Low/0%                                                          $0.00
     Invest. Income                                                   $16,970.76
     Excess Serv.                                                  $1,449,110.10
     Transfer (to)                                                         $0.00
                                                                ----------------
     Collections Acct
     Beginning Balance                                            $23,685,613.59
--------------------------------------------------------------------------------
Reserve Account:
     Beginning Balance  (see Memo Item)                           $23,685,613.59
     Target Percentage                                                     5.50%
     Target Balance                                               $21,263,545.97
     Specified Yield Supplement Amount                                $65,568.47
     Specified Yield Supplement Amount                                     $0.00
     Specified Reserve Account Balance                            $21,329,114.44
     Minimum Balance                                               $9,999,985.97
     (Release) / Deposit                                          ($2,356,499.15)
     Ending Balance                                               $21,329,114.44
--------------------------------------------------------------------------------
Current Weighted Average APR:                                             7.370%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                          43.81
--------------------------------------------------------------------------------
Delinquencies                                                            Dollars     Notes
                                                                ----------------  --------
     Installments:                           1 - 30 days            2,897,094.55     2,533
                                             31 - 60 days             520,348.44       388
                                             60+  days                 80,881.04        70

     Total:                                                         3,498,324.03     2,543

     Balances:                               60+  days              1,340,660.15        70

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2003 - A Owner Trust
For the Month of November 2003

                                                                                         NOTES
                                         TOTAL        CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4    CLASS B NOTES
Original Pool Amount                 $500,000,000.00 $85,000,000.00 $175,000,000.00 $113,000,000.00  $108,250,000.00 $18,750,000.00
Distributions:
         Distribution Percentages  1                          0.00%          96.25%           0.00%            0.00%          3.75%
         Coupon                                             1.2500%         1.3100%         1.7300%          2.2400%        3.0800%

Beginning Pool Balance               $402,769,831.96
Ending Pool Balance                  $386,609,926.72

Collected Principal                  $15,968,742.39
Collected Interest                    $2,315,419.28
Charge - Offs                           $191,162.85
Liquidation Proceeds / Recoveries       $250,609.12
Servicing                               $335,641.53
Investment Earnings from Pre-Funding Acct.    $0.00
Cash Transfer from Negative Carry Acct.       $0.00
Cash Transfer from Pre-Funding Acct.          $0.00
Cash Transfer from Reserve Account            $0.00
Ttl Collections Avail for Debt Svc   $18,199,129.26

Beginning Balance                   $402,769,831.96           $0.00 $163,228,463.26 $113,000,000.00  $108,250,000.00 $18,291,368.70

Interest Due 2                          $590,113.92           $0.00     $178,191.07     $162,908.33      $202,066.67     $46,947.85
Interest Paid                           $590,113.92           $0.00     $178,191.07     $162,908.33      $202,066.67     $46,947.85
Principal Due                        $16,159,905.24           $0.00  $15,553,908.79           $0.00            $0.00    $605,996.45
Mandatory Prepayments Class A-1 only **       $0.00           $0.00
Principal Paid                       $16,159,905.24           $0.00  $15,553,908.79           $0.00            $0.00    $605,996.45

Ending Balance                      $386,609,926.72           $0.00 $147,674,554.47 $113,000,000.00  $108,250,000.00 $17,685,372.25
Note/Certificate Pool
   Factor(Ending Bal/Orig Pool Amt)                          0.0000          0.8439          1.0000           1.0000         0.9432
Total Distributions                  $16,750,019.16           $0.00  $15,732,099.86     $162,908.33      $202,066.67    $652,944.30

Interest Shortfall                            $0.00           $0.00           $0.00           $0.00            $0.00          $0.00
Principal Shortfall                           $0.00           $0.00           $0.00           $0.00            $0.00          $0.00
      Total Shortfall                         $0.00           $0.00           $0.00           $0.00            $0.00          $0.00

Excess Servicing
      (see Memo Item -Reserve Acct    $1,449,110.10

      Beginning Reserve Acct Balance $23,685,613.59
      (Release)/Draw                 ($2,356,499.15)
      Ending Reserve Acct Balance    $21,329,114.44

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 Interest based on Actual Number of Days.  Interest for first settlement based off 11 days, from 06/05/03 to 06/16/03 for Class A-1.  Class A-2, A-3, A-4, and Class B Interest calculated on 10 days  (06/05/03 to 06/15/03).

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal onother classes.)
-----------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Reporting Period   $1,562,614.38
 Total Outstanding Servicer Advances  $4,163,880.93
-----------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2003 - A Owner Trust
For the Month of November 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                           5                 4              3              2              1              0
                                         Jun-03            Jul-03         Aug-03         Sep-03         Oct-03         Nov-03

Remaining Gross Balance            $414,367,892.59   $537,377,450.19 $518,070,736.37 $498,105,610.11 $481,037,541.53 $456,809,418.08

A) Loss Trigger:
Principal of Contracts Charged Off     $180,989.86       $319,020.44     $787,952.26     $136,667.78     $519,229.68     $191,162.85
Recoveries                                   $0.00         $7,978.00      $65,363.79     $214,386.52     $398,860.57     $250,609.12

Total Charged Off (Months 5,4,3)     $1,287,962.56
Total Recoveries (Months 3,2,1)        $678,610.88
                                    ---------------
Net Loss/(Recoveries) for 3 Mos        $609,351.68 (a)

Total Balance (Months 5,4,3)     $1,469,816,079.15(b)

Loss Ratio Annualized [(a/b)*(12)]          0.4975%

Trigger: Is Ratio > 1.5%                        No

                                                                                           Sep-03         Oct-03         Nov-03
B) Delinquency Trigger:
    Balance delinquency 60+ days                                                     $1,136,149.94    $462,470.12  $1,340,660.15
    As % of Remaining Gross Balance                                                        0.22809%       0.09614%       0.29348%
    Three Month Average                                                                    0.13607%       0.13696%       0.20591%

Trigger: Is Average > 2.0%                      No

C) Noteholders Percent Trigger:
    Ending Reserve Account Balance         4.2658%
    not less than 1% of Initial Aggregate
    Receivables Balance

Trigger: Is Minimum < 1.0%                       No

Beginning Balance-Back-up Servicer Acct $250,000.00
plus: Monthly Interest Earned                188.96
less: Mthly Interest Earned returned to NFC($188.96)
less: Activity for month                      $0.00
Ending Balance- Back-up Servicer Acct   $250,000.00

====================================================================================================================================

                                EXHIBIT 20.8

                  Navistar Financial 2003 - B Owner Trust
                      For the Month of November 2003
                  Distribution Date of December 15, 2003
                        Servicer Certificate  #2

Original Pool Amount                                             $354,999,927.08
Subsequent Receivables (transferred 11/21/03)                    $194,998,039.46
Subsequent Receivables (transferred xx/xx/xx)                              $0.00
Subsequent Receivables (transferred xx/xx/xx)                              $0.00
Subsequent Receivables (transferred xx/xx/xx)                              $0.00
Beginning Pool Balance                                           $539,513,111.87
Beginning Pool Factor                                                  0.9704652

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $11,679,100.69
     Interest Collected                                            $2,797,845.73
     Mandatory Prepayments                                             $2,033.46
Additional Deposits:

     Repurchase Amounts                                                    $0.00

     Liquidation Proceeds / Recoveries                                     $0.00
Total Additional Deposits                                                  $0.00

Repos / Chargeoffs                                                    $73,342.50
Aggregate Number of Notes Charged Off                                          7

Total Available Funds                                             $14,478,979.88

Ending Pool Balance                                              $527,760,668.68
Ending Pool Factor                                                     0.9595684

Servicing Fee                                                        $449,594.26

Repayment of Servicer Advances                                             $0.00
--------------------------------------------------------------------------------
Memo Item - Reserve Account
     Prior Month Balance                                          $15,771,764.38
     Trans Base                                                    $7,799,921.58
     Trans Low/0%                                                      $7,348.54
     Invest. Income                                                   $11,662.45
     Excess Serv.                                                  $1,338,424.58
     Transfer (to)                                                         $0.00
                                                             -------------------
     Collections Acct
     Beginning Balance                                            $24,929,121.53
--------------------------------------------------------------------------------
Reserve Account:
     Beginning Balance  (see Memo Item)                           $24,929,121.53
     Target Percentage                                                     5.50%
     Target Balance                                               $29,026,836.78
     Specified Yield Supplement Amount                               $169,924.37
     Specified Yield Supplement Amount                                   $754.85
     Specified Reserve Account Balance                            $29,197,516.00
     Minimum Balance                                              $10,999,959.33
     (Release) / Deposit                                             ($11,662.45)
     Ending Balance                                               $24,917,459.08
--------------------------------------------------------------------------------
Current Weighted Average APR:                                             6.639%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                          49.86
--------------------------------------------------------------------------------
Delinquencies                                                            Dollars     Notes
                                                             -------------------  --------
     Installments:                                1 - 30 days       2,450,375.11     2,418
                                                  31 - 60 days        150,154.27       191
                                                  60+  days            29,763.27        40

     Total:                                                         2,630,292.65     2,418

     Balances:                                    60+  days         1,438,893.20        40

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2003 - B Owner Trust
For the Month of November 2003

                                                                                      NOTES
                                                TOTAL     LASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                  $550,000,000.00 $93,400,000.00 $163,500,000.00 $160,000,000.00 $111,100,000.00 $22,000,000.00
Distributions:
         Distribution Percentages  1                          100.00%           0.00%           0.00%           0.00%          0.00%
         Coupon                                             1.140630%       1.690000%       1.320000%       3.250000%      3.790000%

Beginning Pool Balance                $539,513,111.87
Ending Pool Balance                   $527,760,668.68

Collected Principal                    $11,679,100.69
Collected Interest                      $2,797,845.73
Charge - Offs                              $73,342.50
Liquidation Proceeds / Recoveries               $0.00
Swap Payments to/(from)Trust             ($173,955.56)
Servicing                                 $449,594.26
Investment Earnings from Pre-Funding Acct. $75,938.22
Cash Transfer from Negative Carry Acct.         $0.00
Cash Transfer from Pre-Funding Acct.        $2,033.46
Cash Transfer from Reserve Account              $0.00
Ttl Collections Avail for Debt Svc     $13,931,368.28

Beginning Balance                     $539,515,145.33 $82,915,145.33 $163,500,000.00 $160,000,000.00 $111,100,000.00 $22,000,000.00

Interest Due 2                            $838,467.05     $73,558.72     $230,262.50     $164,266.67     $300,895.83     $69,483.33
Interest Paid                             $838,467.05     $73,558.72     $230,262.50     $164,266.67     $300,895.83     $69,483.33
Principal Due                          $11,752,443.19 $11,752,443.19           $0.00           $0.00           $0.00          $0.00
Mandatory Prepayments Class A-1 only **     $2,033.46      $2,033.46
Principal Paid                         $11,754,476.65 $11,754,476.65           $0.00           $0.00           $0.00          $0.00

Ending Balance                        $527,760,668.68 $71,160,668.68 $163,500,000.00 $160,000,000.00 $111,100,000.00 $22,000,000.00
Note/Certificate Pool Factor
     (Ending Bal/Orig Pool Amt)                               0.7619          1.0000          1.0000          1.0000         1.0000
Total Distributions                    $12,592,943.70 $11,828,035.37     $230,262.50     $164,266.67     $300,895.83     $69,483.33

Interest Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                            ($0.00)        ($0.00)          $0.00           $0.00           $0.00          $0.00
            Total Shortfall                    ($0.00)         $0.00           $0.00           $0.00           $0.00          $0.00

Excess Servicing
        (see Memo Item-Reserve Acct     $1,338,424.58

        Beginning Reserve Acct Bal     $24,929,121.53
        (Release)/Draw                    ($11,662.45)
        Ending Reserve Acct Bal        $24,917,459.08

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 Interest based on Actual Number of Days. Interest for first settlement based off 17 days, from 10/31/03 to 11/17/03 for Class A-1 and A-3.  Class A-2 and A-4 and Class B Interest calculated on 15 days.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
----------------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Reporting Period   $1,706,938.92
 Total Outstanding Servicer Advances  $2,569,035.29
----------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Navistar Financial 2003 - B Owner Trust
For the Month of November 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                           5            4            3              2             1                 0
                                        Jun-03       Jul-03       Aug-03         Sep-03         Oct-03            Nov-03

Remaining Gross Balance                  N/A           N/A           N/A           N/A     $399,499,943.17    $605,230,615.98

A) Loss Trigger:
Principal of Contracts Charged Off       N/A           N/A           N/A           N/A         $155,813.44         $73,342.50
Recoveries                               N/A           N/A           N/A         $0.00               $0.00              $0.00
Total Charged Off (Months 5,4,3)         N/A
Total Recoveries (Months 3,2,1)        $0.00
                                     ------------
Net Loss/(Recoveries) for 3 Mos          N/A (a)

Total Balance (Months 5,4,3)             N/A (b)

Loss Ratio Annualized [(a/b)*(12)]       N/A

Trigger: Is Ratio > 1.5%               No

                                                                                 Sep-03           Oct-03             Nov-03
B) Delinquency Trigger:
     Balance delinquency 60+ days                                                  N/A        $448,122.71      $1,438,893.20
     As % of Remaining Gross Balance                                               N/A           0.11217%           0.23774%
     Three Month Average                                                           N/A                N/A                N/A

Trigger: Is Average > 2.0%             No

C) Noteholders Percent Trigger:
     Ending Reserve Acct Balance      4.5305%
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger: Is Minimum < 1.0%             No

------------------------------------------------------------------------------------------------------------------------------------
               For the Period 11/17/03 through 12/14/03

Pre-Funding Account:

  Beginning Balance 11/17/03                                     195,000,072.92
  Plus: Investment Earnings                                           75,938.22
  Less:11/21/03 Transfer to Seller                               194,998,039.46
  Less: Investment Earnings to Collection Account                     75,938.22
                                                                ----------------
                                                                ----------------
  Balance 12/15/03                                                     2,033.46
                                                                ================

  Less: Amount Transferred to Collections
      Acct-Mandatory Prepayment                                        2,033.46
                                                                ----------------

  Balance at close of Business on 12/15/03                                (0.00)
                                                                ================

Negative Carry Account:

  Beginning Balance 11/17/03                                        1,174,281.33
  Plus: Investment Earnings                                               841.64
  Less: Negative Carry Amount to Collections Account                        0.00
  Less: Investment Earnings Distributed to Seller                         841.64
                                                                ----------------
  Subtotal                                                          1,174,281.33
  Less: Required Negative Carry Account Balance                             0.00
                                                                ----------------
  Subtotal: Excess, if any, over the Required
            Negative Carry Acct Bal                                 1,174,281.33
  Less:  Excess released to Seller on 12/15/03                      1,174,281.33

  Ending  Account Balance 12/15/03                                          0.00
                                                                ================

**  Memo:  On 11/21/03, subsequent to the end of the November Due Period,
           194,998,039.46 in Receivables were transferred to the 2003-B Owner
           Trust, thus completing the prefunding requirement.  Therefore, the
           Funding Period ended on 12/15/03 resulting in a $ 2,033.46 Mandatory
           Prepayment to the Class A-1 Noteholder's and a final distribution from the Prefunding Account and Negative Carry Account to the Seller.